Supplement dated February 28, 2024
to the following initial summary prospectus(es):
Monument Advisor dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
At meetings held on September 18 – 20, 2023, the Board of Trustees (the "Board") of Invesco V.I. Conservative Balanced Fund (the "Board"), approved the merger of the Invesco V.I. Conservative Balanced Fund (the "Target Fund") into the Invesco V.I. Equity and Income Fund (the "Acquiring Fund"). Subject to shareholder approval, the merger will be effective on or about April 26, 2024 (the "Effective Date").
As of the Effective Date, the following changes apply to the policy:
•
the Target Fund will no longer be available to receive transfers or new purchase payments;
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A is amended to add the following:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Platform Fee[1]	Current Expenses + Low Cost Platform Fee	Average Annual Total Returns (as of 12/31/2022)
					1 year	5 year	10 year
Allocation	Invesco - Invesco V.I. Equity and Income Fund: Series I Shares •This underlying mutual fund is only available in contracts for which good order applications were received before April 26, 2024. Investment Advisor: Invesco Advisers, Inc.	0.57%	0.00%	0.57%	-7.51%	5.62%	8.40%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Fund Platform Fee. The maximum Low Cost Fund Platform Fee applicable for any Sub-account is 0.35%.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
ISP-0768